                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY




         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.






                                                    /s/ James W. Entringer
                                                    Name:  James W. Entringer
                                                    Title: Chairman of the Board
                                                           and Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.






                                                  /s/ Paul D. Bauer
                                                  Name:  Paul D. Bauer
                                                  Title: Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                     /s/ A. David Brown
                                                     Name:   A. David Brown
                                                     Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                    /s/ William A. Dolan, II
                                                    Name:   William A. Dolan, II
                                                    Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                 /s/ William C. Gray, D.V.M.
                                                 Name:   William C. Gray, D.V.M.
                                                 Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                     /s/ C. Edward Herder
                                                     Name:   C. Edward Herder
                                                     Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                  /s/ William M. Kearns, Jr.
                                                  Name:   William M. Kearns, Jr.
                                                  Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                  /s/ S. Griffin McClellan III
                                                  Name: S. Griffin McClellan III
                                                  Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                     /s/ William M. Rue
                                                     Name:   William M. Rue
                                                     Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                   /s/ Thomas D. Sayles, Jr.
                                                   Name:   Thomas D. Sayles, Jr.
                                                   Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                  /s/ Joan Lamm-Tennant, Ph.D.
                                                  Name: Joan Lamm-Tennant, Ph.D.
                                                  Title:  Director

                                                                  EXHIBIT NO. 24



                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS that the undersigned hereby constitutes and appoints Gregory E. Murphy and Thornton R. Land, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and to execute any and all instruments and documents which said attorney-in-fact and agent may deem necessary or desirable to enable Selective Insurance Group, Inc. (the "Company") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission (the "Commission") thereunder, in connection with the registration under the Act of shares of common stock of the Company, par value $2.00 ("Common Stock") to be offered and sold by the Company pursuant to the Deferred Compensation Plan for Directors of Selective Insurance Group, Inc., including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned to a registration statement under the Act on an appropriate form covering said shares of Common Stock, and any amendments to such registration statement, to be filed with the Commission, and to any and all instruments or documents filed as part of or in connection with such registration statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney this 29th day of February, 2000.



                                                     /s/ J. Brian Thebault
                                                     Name:   J. Brian Thebault
                                                     Title:  Director